Morgan Stanley US Financials, Payments & CRE Conference June 14, 2022 John F. Woods Vice Chairman and Chief Financial Officer Brendan Coughlin Head of Consumer Banking

2 This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends as well as the potential effects of the COVID-19 disruption and Russia’s invasion of Ukraine on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook,” “guidance” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: • Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonaccrual assets, charge-offs and provision expense; • The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; • Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals, including through the integration of Investors and the HSBC branches; • The COVID-19 disruption and its effects on the economic and business environments in which we operate; • The impact of Russia’s invasion of Ukraine and the imposition of sanctions on Russia and other actions in response, including on economic and market conditions, inflationary pressures and the interest rate environment, commodity price and foreign exchange rate volatility, and heightened cybersecurity risks; • Our ability to meet heightened supervisory requirements and expectations; • Liabilities and business restrictions resulting from litigation and regulatory investigations; • Our capital and liquidity requirements under regulatory capital standards and our ability to generate capital internally or raise capital on favorable terms; • The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; • Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; • The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; • Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; • A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; • Greater than expected costs or other difficulties related to the integration of our business and that of Investors and the relevant HSBC branches; • The inability to retain existing Investors or HSBC clients and employees following the closing of the Investors acquisition and HSBC transaction; and • Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, risk-weighted assets, capital impacts of strategic initiatives, market conditions and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares from or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 disruption and Russia’s invasion of Ukraine on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic and Russia’s invasion of Ukraine, actions taken by governmental authorities in response to the pandemic and Russia’s invasion of Ukraine, and the direct and indirect impact of the pandemic and Russia’s invasion of Ukraine on our customers, third parties and us. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section in Part II, Item 1A of our Quarterly Report on Form 10-Q for the period ended March 31, 2022 and Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission. Forward-looking statements

3 – Modernized technology  capabilities Strong franchise in attractive markets with diversified business model – Transformed bank since IPO; focus on attractive customer  segments – Digital‐first national Consumer bank; deepening  relationships with differentiated capabilities – Commercial focused on high growth sectors;  strongly positioned with private capital  sponsors – Investors/HSBC deals offer attractive  synergies to drive distinction in NYC Metro

4 Positive outlook for Citizens – Emphasizing relationship‐oriented commercial loan growth with attractive risk‐adjusted returns – Managing a more predictable and stable outlook for NII and NIM – Protecting NII with interest rate swaps – Repositioning securities portfolio – Improved deposit franchise supports NIM expansion; drives lower beta expectations this cycle NII benefitting from strong loan growth and higher rate environment Strong performance, positioning and momentum Diversified business model positioned to perform well in a turbulent macroeconomic environment – Solid fee performance reflects an increasingly diversified business model – Multi‐year investments in fee‐generation capabilities, including selective acquisitions – Significantly modernized and strengthened technology capabilities – TOP 7 making progress, targeting ~$100 million pre‐tax run‐rate benefit by YE2022 – Integration of HSBC and Investors acquisitions progressing well; on track to achieve planned expense synergies Expense discipline continues – Leading indicators of credit remain favorable Credit in good shape across retail, commercial, CRE

Strong loan growth led by Commercial will help drive NII

Emphasizing strong relationships and risk-adjusted returns

Positive utilization trends
(Average)



Total Commercial
31.8%
31.3%
31.7%
33.2%
35.8%
1Q21
2Q21
3Q21
4Q21
1Q22
Historical Avg.
Corporate Banking
27.4%
26.6%
26.9%
27.4%
29.4%
1Q21
2Q21
3Q21
4Q21
1Q22
Historical Avg.
Corporate Finance
53.7%
54.1%
54.0%
57.1%
58.1%
1Q21
2Q21
3Q21
4Q21
1Q22
Historical Avg.

2022 growth emphasis

- Expecting higher loan growth in Commercial while being more selective in Consumer; relationship focus to optimize returns
- Commercial line utilization continues to increase, but remains below pre-pandemic levels
  - Corporate Banking growth across all regions driven by increased line usage predominantly to build inventories as clients manage supply chain and inflationary pressures
  - Corporate Finance growth driven by higher market activity in private equity banking; line usage primarily acquisition related
- Consumer growth focused on home equity and education in school

5

NIM expansion supported by significantly improved deposit franchise

Higher-quality deposit mix this rate cycle expected to result in a more peer-like IBD beta

(Total average deposits, $s in billions)

Mid/higher beta categories[1]
- ~50 to 70% beta
  - Commercial - IB deposits
  - Citizens Access - Savings
- ~10 to 50% beta
  - Consumer - CDs
  - Consumer - Money Market

Lower beta (0 to 10% beta)[1]
- Total Non-IB deposits
- Consumer - Checking with interest
- Consumer - Savings



3Q15
$101
54%
46%
4Q21
$153
44%
56%
Increased concentration in low beta deposits driven by Consumer Banking

34 bps IBD cost

13 bps IBD cost

See page 23 for notes.

6

Taking steps to stabilize and protect NII while benefiting from rising rates

Cash flow receive fixed swap hedging actions QTD*

($s in billions)

	Spot	Forward starting	Total
Notional - 3/31/22	$13.75	$2.00	$15.75
April	$4.25	$0.50	$4.75
May		$2.00	$2.00
June		$0.50	$0.50
QTD* actions	$4.25	$3.00	$7.25
Notional - 2Q22 QTD*	$18.00	$5.00	$23.00

Interest rate risk management update

- NII continuing to benefit from further rate increases since April 2022
- Have started to lock in the benefit of higher rates and protect the downside through hedging actions
  - $7.25 billion in cash flow received fixed swaps executed QTD* at weighted average receive fixed rate of ~2.8%[(1)]
- Rebalancing the securities portfolio to stabilize its contribution to NII and mitigate impact to TBV
  - Securities portfolio yield expected to rise by ~35 bps in 2Q22 given reinvestment yields exceeding run-off yield by ~170 bps
  - Increased allocation to Treasuries and other lower prepayment propensity securities
  - Increased HTM designation in the securities portfolio to ~23% as of May 31st, from 7% at 1Q22

** QTD reflects activity through 6/13/2022*

7

Diversified business model positioned to perform well in a challenging macroeconomic environment

Noninterest income



($s in millions)
$542
$485
$514
$594
$498
4%
5%
6%
5%
5%
65%
58%
61%
46%
52%
31%
37%
33%
49%
43%
1Q21
2Q21
3Q21
4Q21
1Q22
Commercial
Consumer
Other

Commentary

- Solid fee performance reflects an increasingly diversified business model
  - Multi-year investments in fee capabilities; selective acquisitions
  - Significantly modernized and strengthened technology capabilities
- Mortgage is a strong diversified business that captured refi upside in 2020, though currently contending with lower industry origination volumes given rising rates and margin pressure from excess industry capacity
- Wealth gaining momentum with transformed leadership and added expertise; looking to build scale through disciplined acquisitions
- Capital markets capabilities fully built out, have gained significant market share
  - Transformed since IPO; consistently in top-10 league table position
  - Focused on high-growth sectors; strongly positioned with private capital sponsors
  - Pipelines remain strong; optimistic for a significant revenue pickup over 2022 if markets stabilize
- FX and derivative products benefiting from strong client activity

Commercial: Expanded capabilities delivering diversified fee growth

2015...

- Treasury Solutions
- Private equity banking
- Acquisition finance / Syndication
- FX & interest rate products

...2022

- Upgraded Treasury Solutions
- Private equity banking
- Acquisition finance / Syndication
- FX & derivative products
- M&A advisory
- Debt capital markets
- Equity capital markets
- Asset backed finance
- Corporate finance

Commercial fee income



($s in millions)
DCM & ECM
M&A advisory
FX & derivative products
Syndications
Service charges, loan fees, card and other
$607
$809
9%
5%
23%
20%
43%
12%
14%
13%
26%
35%
2019
2021

8

Intense focus on expense discipline and efficiency initiatives

Successful execution of TOP programs key to self-funding strategic investments

TOP program making progress

($s in millions)


~$200
~$140
~$115
~$115
~$105
~$425
~$100
2014 TOP 1
2015 TOP 2
2016 TOP 3
2017 TOP 4
2018 TOP 5
'19-'21 TOP 6
2022 TOP 7
Revenue
Efficiencies and tax

TOP 7 targeting ~$100MM pre-tax run-rate benefit by YE2022

Enterprise and business initiatives

- Further simplify organizational structure
- Optimize procurement/vendor costs
- Further optimize branch network
- Continue multi-year journey of digital transformation across Consumer and Commercial
- Continue journey to Cloud and application rationalization
- Mature agile delivery model by strengthening end-to-end ownership of customer journeys and platforms

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10 Delivering a customer-focused, adaptable, resilient and secure technology environment Enhanced engineering talent and tools • In 2020, launched robust set of tech academies and credentialing to build engineering, infrastructure, solution architecture skillsets  Upskilled ~250 colleagues through engineering academies  600+ badges awarded across 17 technical domains • ~550 engineering, infrastructure and architecture colleagues hired since 2019 20% increase in API adoption by 1Q23 Agile operating model • Implemented agile operating model in 2020; now 285 pods with 2,800+ colleagues delivering • Reduced change management quality testing cycle times by ~85% since 2019 via automation API-enabled platform-as-a-service and data-as-a-service provisioning • Built ~140 internal APIs; 44 more in development promoting reuse of capabilities and accelerating time to market • Platform-as-a-Service deployed 25 cloud native apps, including the Lending-as-a-Service platform; 25 more to be deployed by YE2022 Tech cost structure transformation • Migrated 180+ apps to public and private Cloud • 220 apps / tools will be rationalized by YE2022 • Targeting cumulative three-year savings of ~$60 million by YE2022 Protect the core • Proactive monitoring has reduced significant incidents from 50+ to <11 annually • Mean time to restore under 2.25 hours, down from 9+ hours in 2019 • Rationalization and capability blueprints developed for payments, national digital bank, commercial and consumer platforms Objectives Dramatically improve delivery cycle time from ~270 days in waterfall delivery to <3 months in Agile by YE 2022 Move to 100% Cloud infrastructure and exit all data centers by 2025

Credit portfolio quality continues to improve

(Portfolio data as of March 31, 2022)

Retail portfolio FICOs



($s in billions)
$61.6
$69.8
<640
640-679
680-739
740-799
800+
6%
5%
18%
33%
38%
5%
5%
17%
34%
39%
4Q19
1Q22

Commercial portfolio risk ratings



($s in billions)
$57.5
$61.5
B- and lower
B+ to B
BB+ to BB-
AAA+ to BBB-
3%
14%
25%
58%
3%
12%
16%
69%
4Q19
1Q22

Super prime/prime focused

- ~73% of the retail portfolio is secured; ~52% real estate and ~21% auto
- Mortgage weighted-average LTV of 60%; ~96% of the portfolio with FICO above 640
- ~50% of the HELOC portfolio is secured by 1st lien
  - ~98% CLTV less than 80; ~90% of HELOC has CLTV less than 70
- Education lending - FICO ~785
- Unsecured portfolio - FICO ~740
  - Credit card portfolio - FICO ~740
  - Personal unsecured - FICO ~755
  - Merchant finance portfolio - FICO ~735

Granular and diverse loan mix

- Disciplined capital allocation and risk appetite
  - Highly experienced leadership team
  - Focused client selection
  - Leveraged loans ~2% of total CFG loans, granular hold positions with an average outstanding of ~$12 million
- Reduced overall risk and driven down exposures
  - Areas of market concern down from ~11% of total CFG loans in 4Q19 to ~1% in 1Q22
- Migrated CRE portfolio toward larger, well-capitalized institutional and upper-middle market borrowers
  - ~82% of the CRE portfolio is project-secured
  - ~57% represented by income-producing projects

11

Leading indicators of credit remain favorable



Criticized
($s in millions)
6.8%
7.2%
7.0%
5.4%
5.1%
$4,109
$4,247
$4,072
$3,265
$3,145
3.0%
3.1%
3.1%
2.1%
2.2%
3.8%
4.1%
4.0%
3.3%
2.9%
1Q21
2Q21
3Q21
4Q21
1Q22
Classified
Special Mention
Criticized/commercial loans

Commercial indicators positive

- 1Q22 classified loans 2.9% of commercial loans, down from 3.8% in 1Q21 and 3.3% in 4Q21
- ISBC portfolio credit is stable
- Companies are generally maintaining ample line-of-credit availability; not seeing stress in drawdown activity
  - Mid-corporate draws primarily related to acquisitions
  - Middle market draws largely inventory/supply chain-related

Retail trends remain favorable

- Personal disposable income, despite declining from stimulus-driven highs, remains at healthy levels above pre-pandemic 2019 average
- YTD monthly credit card spend for travel and restaurants well above pre-pandemic levels
- Credit card and home equity line utilization near 24 month low
- Credit card monthly pay-in-full percentage remains at stimulus-induced highs
- Credit card minimum-payment-only rates remain below pre-pandemic average
- Consumer overdraft accounts percentage below pre-pandemic levels
- Real estate and auto collateral values remain strong

12

13 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 3Q19 1Q20 3Q20 1Q21 3Q21 1Q22 CFG Peer Average Credit performance better than or in-line with peer average December 2020 DFAST severely adverse loss rates in line with peer average(2) Classified vs. peers(1) 0.0% 0.5% 1.0% 1.5% 2.0% CFG Commercial Peer Commercial Commercial NPL vs. peers(1) 0.0% 0.5% 1.0% 1.5% 2.0% CFG Retail Peer Retail Retail NPL vs. peers(1) 0.0% 0.5% 1.0% 1.5% 2.0% CFG Total Peer Total Total NPL vs. peers(1) 5.0%8.9% 4.9% 8.8% CFG Peer average 7.0% 7.3% Commercial Retail See page 23 for notes.

Consumer Banking - transformed franchise with a strong foundation

	2015	Today	Recognition
Deposit franchise	■ Below-peer growth ■ Higher cost/high beta	Growing low-cost deposits; dramatically remixed to low cost/lower beta	**Citizens Pay™** Best Innovation Banking Tech Awards USA[1]
Lending capabilities	■ Mortgage - undersized ■ Education - new entrant ■ POS - launched with Apple	Leading national lending platforms with mortgage, home equity, education and Citizens Pay	
National presence	■ Regional focus only	National lending platform; 1st national digital bank among regionals with Citizens Access®	**Home Equity** #1 nationally in originations [2]
Serving customers	■ ~3.4MM households; stagnant ■ Low digital adoption	~6.2MM households; above-industry growth; rapidly scaling digital capabilities	**Education Lending** Top-3 private student lender [3]
Advisory capabilities	■ Wealth - undersized, narrowly focused	Developing scale with $22B AUM; added HNW/UHNW capabilities	**Mortgage Banking** Top-10 bank-owned[4]


Deposit franchise

Lending capabilities

National presence

Serving customers

Advisory capabilities

14

See page 23 for notes.

15 1,200 1,220 2015 1Q22 Legacy CFG Acquired $36 $118 4Q17 1Q22 $70 $105 2015 1Q22 $51 $73 2015 1Q22 2.2 2.5 2015 1Q22 2.9 3.9 3.4 6.2 2015 1Q22 Regional National $6.5 $21.5 2015 1Q22 Consumer Bank achieving greater scale with strong momentum ($s in billions) (in millions) See page 23 for notes. +42% +50% (in millions) # of branches ■ Investing in technology modernization ■ Increasing brand and marketing spend critical for customer acquisition ■ Creating broader customer pools for deepening relationships Leveraging benefits of scale Maintaining efficiency ■ Branch network size relatively unchanged versus 2015 despite ~200 recently acquired HSBC/ISBC branches given retail network transformation ■ E2E digitization and digital-first capabilities driving efficiencies ($s in billions)($s in billions) ($s in billions) +82% ~ ~ , 0 +14% Customer growth(1) Checking customer growth(1) Loan growth(2) Deposit growth(2) AUM Growth Mortgage servicing portfolio

16 49% 63% 2015 2021 $17 $7 2016 2021 Transformed retail customer base results in a higher-quality deposit franchise Key drivers improving deposit betas ~25-30% versus prior cycle More customers Greater engagement Improved capabilities Transformed portfolio Improved low-cost deposit mix(1) Scale of customer base Customer engagement Customers’ price sensitivity ~9% Primary household growth (2021 versus 2016) ~14% Improved attrition to peer-like levels (2021 versus 2016) Promotional balances(2) ($s in billions) Improving targeting with analytics ~75% Growth in low-cost deposits per customer; ~45% ex stimulus impact (2021 versus 2016) See page 23 for notes. New channel 1 2 3 ~14% Checking customer growth (1Q22 versus 2015) ~62% Of households mass affluent/affluent (2021 versus 53% in 2016) New Products Citizens Peace of MindTM Citizens Quest CheckingTM Citizens EverValue CheckingTM Wealth Checking Student Checking

17 2019 Large bank card average Card Education In School Education Refi Citizens Pay Retail credit performance  Retail credit portfolios are prime/super prime, and continue to show suppressed levels of risk  Credit performance stable, still below pre-pandemic levels  The unsecured growth portfolios are performing well Retail NCO ratio 0.52% 0.44% 0.25% 0.28% 2019 2020 2021 1Q22 ~3.3% ~0.3%~0.6% ~0.5% Average Balance Average FICO Originating since $2.8B 775 2009 $10.2B 790 2014 $2.6B 735 2015 ~2.6% $2.0B 740 2003 1Q22 select unsecured portfolios Commentary (1) See page 23 for notes. Credit losses remain at ~50% of pre-Covid averages, with unsecured growth products performing significantly better than prime-focused card

18 HELOC – FastLineTM experience Industry-leading HELOC journey enabled by advanced analytics and digital innovation We continue to innovate in areas that strengthen our customer strategy Resulting in…Citizens FastLine™ Operations “Smart” workflows; extensive use of robotic process automation Marketing Multi-touch marketing integrating digital and physical channels Underwriting Proprietary and regulatory-compliant valuations; automated income verification Loans close as fast as 7-14 days vs. industry average of 50+ days Improving NPS 60 77 2020 2022 YTD Increasing % closed under 21 days 1% 35% 2020 2022 YTD HELOC(1) originations #1 in industry ($s in billions) $4.7 $8.0 2020 2021 Balances growing ($s in billion, end of period) $12.1 $12.3 4Q20 1Q22 vs. peer(2) average decline of ~17% See page 23 for notes.

Consumer strategic growth and profitability initiatives

Focused on five key areas that will drive outsized revenue growth in the medium term

Strategic priorities	Progress made	Focus for next 12 months
 Building a leading NYC Metro / NJ bank	✓ HSBC conversion complete ✓ Former HSBC branches outperforming CFG network in sales; checking and HELOC sales ahead of plan by ~40%	❑ ISBC integration ❑ Multi-channel marketing program spotlighting entry into NYC ❑ Scale up hiring; wealth, SMB lending, mortgage
 Driving momentum in Wealth	✓ Scaling enhanced financial planning capabilities; 1Q22 financial plans delivered ahead of forecast ✓ Launched world-class training and development program ✓ 2 Wealth Centers and 5 branches in FL	❑ Increasing advisors ❑ Scale financial planning, driving productivity step change ❑ Targeting opportunistic acquisitions
 Executing national digital strategy & tech modernization	✓ Citizens Access® migrated to fully-cloud enabled platform in 1Q22 ✓ Launched national storefront with Mortgage and Education refi on Citizens Access®	❑ Launch new native mobile app ❑ Expand national storefront adding Card and Checking with deepening focus; Wealth and Citizens Pay™ in 2023+
 Growing Citizens Pay™	✓ 75+ partners as of May 31, 2022 ✓ New signings in targeted verticals: Telecom, Dental, Retailers, etc.	❑ New mobile app and consumer direct experience ❑ Prioritizing direct originations with intent to deepen
 Digitization	✓ Customer engagement accelerating; ~45% growth in digital sales and ~30% growth YoY in mobile active users in 2021 ✓ Delivered on TOP commitments	❑ Redesign of customer journeys to reduce call center volume and teller transactions via mobile app self-serve capabilities

19

Driving digital engagement while transforming branch network and modernizing the core

Digital engagement

~2.4MM
Digital active users
32% YoY

~$149MM
Total spend via digital wallet
34% YoY

~1.9MM
Mobile active users
16% YoY

~193K
Virtual Chat sessions
225% YoY

Note: Digital metrics are 1Q22 percent increases on a year-over-year basis; Total spend via digital wallet includes debit dollar volume associated with mobile wallet transactions.

Advice-focused branch network


BRIGHTON

Transforming our branch network to advice-centers

~70% of customers visited a branch within past 12 months; ~52% within past 3 months

~20% increase year-over-year in Wealth appointments in 2021

~22% increase year-over-year in HELOC appointments in 2021

Modernizing the consumer platform

- Core banking platform
- Citizens Access®

→ **2025** Integrated national digital bank platform

- ✓ Launched national digital storefront on Citizens Access
- ✓ Migrated Citizens Access® to fully-cloud enabled core platform

20

21 Appendix

Commercial Banking - broadening capabilities and strengthening execution

Strategic Priorities

Transformed business since IPO



Building solution sets and diverse fee capabilities

- ✓ Significant talent, capabilities investments
- ✓ Strengthened corp finance, M&A advisory
- ✓ Deepening relationships with enhanced Treasury Solutions, Global Markets capabilities
- ✓ Focused on private equity sponsors through advisory, subscription finance, LBOs, public market capital
- ✓ Added commodity hedging, built bond originations & trading
- ✓ JMP adds equity underwriting, research in growth industries



Expanding presence in high-growth markets

- ✓ Expanded to a national focus
- ✓ Growing mid-corporate client base through geographic expansion into Southeast, Texas, California
- ✓ Enhanced product offerings to serve full spectrum of clients



Enhancing coverage model

- ✓ Targeting key growth verticals; JMP added technology, healthcare and financial services
- ✓ Expanding leveraged finance opportunities across middle-market, sponsor client base

Delivering results

Capital and Global Markets fees **up 84% '18-'21**

Named **Best Treasury & Cash Management bank** by Global Finance

Nearly **a quarter of loan growth** from expansion markets since '18

32% increase in lead lending relationships '18-'21

One of the **top providers of private equity** sponsor finance in '21

Strong league table results[1]

Middle-market bookrunner

	2021
Sponsor	#2
Overall	#6

22

See page 23 for notes.

23 Notes General Notes a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company’s prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation. b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. c) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. d) Select totals may not sum due to rounding e) Based on Basel III standardized approach f) Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. Notes on slide 6 – NIM expansion supported by significantly improved deposit franchise 1. Ranges for beta based on expectations for current rate cycle. Notes on slide 7 – Taking steps to stabilize and protect NII while benefiting from rising rates 1. Expressed on a 1-month Libor equivalent basis. Notes on slide 13 - Credit performance better than or in-line with peer average 1. Peer average calculated based on available disclosures. 2. Peer average includes peer banks participating in the Fed December 2020 Stress Test Results: FITB, HBAN, KEY, MTB, PNC, RF, TFC, USB. Loss rates represent estimates. Notes on slide 14 - Consumer Banking – transformed franchise with a strong foundation 1. 2022 Banking Tech Awards USA winner of Best Innovation for Citizens Pay. 2. Inside Mortgage Finance; based on nine months ended September 30, 2021. 3. Annual reports, quarterly earnings supplements across competitors, Federal Reserve total student loan debt reporting, and other publicly available data as of 9/30/21. 4. Originator & servicer; Inside Mortgage Finance Publications, origination data for the nine months ended September 30, 2021; servicing share data as of 3Q21. Notes on slide 15 - Consumer Bank achieving greater scale with strong momentum 1. References to the term “customers” refers to the # of households. 2. Represents Consumer Banking segment loans and deposits on an average basis including any loans and deposits held for sale. Notes on slide 16 - Transformed retail customer base results in a higher-quality deposit franchise 1. Low-cost represents checking and savings balances. 2. Represents money market and CD balances in promotional rates. Notes on slide 17- Retail credit performance 1. Large bank card peer group includes JPM, BAC, C, WFC, USB, PNC, and TFC. Notes on slide 18- HELOC – FastLineTM experience 1. Source: Inside Mortgage Finance, Top Home-Equity Lenders: New HELOC Commitments as of December 31, 2021. 2. SNL Data. Represents average growth rate in period end home equity loan balances from 4Q20 to 1Q22. Peer average includes CMA, FITB, KEY, MTB, RF, TFC, USB and excludes HBAN and PNC given impact of acquisitions. Notes on slide 22 –Commercial Banking - broadening capabilities and strengthening execution 1. Thomson Reuters LPC loan syndication league table ranking for the prior 12 months as of 1Q22 based on deals count for Overall U.S. Middle Market (defined as Borrower Revenues <$500 million and Deal Size <$500 million).

24